UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2012

Primerica, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34680

Delaware	27-1204330
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3120 Breckinridge Boulevard Duluth, Georgia	30099
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: (770) 381-1000

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Primerica, Inc. (the “Company”) is filing this Current Report on Form 8-K to update certain items in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "2011 Annual Report"). On January 1, 2012, the Company adopted Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts ("ASU 2010-26") retrospectively. In accordance with the requirements of the Securities and Exchange Commission (the "SEC"), we are required to revise previously issued financial statements using the deferral and recognition guidance under ASU 2010-26 for each of the years presented in the 2011 Annual Report, if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the adoption of ASU 2010-26. The revision of the previously issued 2011 Annual Report is being made in accordance with applicable accounting rules and should not be read as a restatement of the 2011 Annual Report. The reduction to our deferred policy acquisition costs asset, or DAC, was approximately $146.2 million as of December 31, 2011 and approximately $114.3 as of December 31, 2010. The reduction to net income was approximately $21.1 million in 2011, approximately $25.3 million in 2010, and approximately $11.9 million in 2009.  The net impact of adoption reduced stockholders' equity by approximately $96.0 million as of December 31, 2011, by approximately $75.0 million as of December 31, 2010, and by approximately $176.5 million as of December 31, 2009.
The following items of the 2011 Annual Report are being updated retrospectively to reflect the adoption described above (which items as updated are included in Exhibits 99.1 through 99.6 to this filing and incorporated herein by reference):

•	Item 1. Business (Segment Financial and Geographic Disclosures section);

•	Item 6. Selected Financial Data;

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk;

•	Item 8. Financial Statements and Supplementary Data; and

•	Item 15. Exhibits, Financial Statement Schedules ((c) Financial Statement Schedules section).
This Current Report on Form 8-K modifies and updates the disclosures presented in the 2011 Annual Report for (i) matters relating to the adoption of ASU 2010-26 and its associated impact and (ii) the addition of Note 19 to the consolidated and combined financial statements to disclose the occurrence of subsequent events first publicly disclosed by the Company in its Current Reports on Forms 8-K filed with the SEC on April 2, 2012 and April 18, 2012.
The information in this report should be read in conjunction with the 2011 Annual Report, which was filed with the SEC on February 28, 2012. More current information is contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 (the “Form 10-Q”) and the Company's other filings with the SEC. The Form 10-Q and other SEC filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred subsequent to the filing of the 2011 Annual Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP
99.1	Updated Primerica, Inc. 2011 Annual Report on Form 10-K - Item 1. Business (Segment Financial and Geographic Disclosures section).
99.2	Updated Primerica, Inc. 2011 Annual Report on Form 10-K - Item 6. Selected Financial Data.
99.3	Updated Primerica, Inc. 2011 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.4	Updated Primerica, Inc. 2011 Annual Report on Form 10-K - Item 7A. Quantitative and Qualitative Disclosures About Market Risk.
99.5	Updated Primerica, Inc. 2011 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.
99.6	Updated Primerica, Inc. 2011 Annual Report on Form 10-K - Item 15. Exhibits, Financial Statement Schedules ((c) Financial Statement Schedules section).
101.INS*	XBRL Instance Document (1)
101.SCH*	XBRL Taxonomy Extension Schema
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF*	XBRL Taxonomy Extension Definition Linkbase
101.LAB*	XBRL Taxonomy Extension Label Linkbase
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase
____________________
* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections. The financial information contained in the XBRL(eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.
(1) Includes the following materials contained in this Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated and Combined Statements of Income, (iii) Consolidated and Combined Statements of Stockholders’ Equity, (iv) Consolidated and Combined Statements of Comprehensive Income, (v) Consolidated and Combined Statements of Cash Flows, (vi) Notes to Consolidated and Combined Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primerica, Inc.

May 8, 2012	By:	/s/ Alison S. Rand
Alison S. Rand
Executive Vice President and
Chief Financial Officer

3